British Columbia	Ministry of Finance Corporate and Personal Property Registries www.corporateonline.gov.bc.ca	Mailing Address: PO BOX 9431 Stn Prov Govt Victoria BC V8W 9V3	Location: 2nd Floor – 940 Blanshard St. Victoria BC 250 356-8626
Transition Application			CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies
Form 43 BUSINESS CORPORATIONS ACT Section 437			J S Powell June 1, 2004

FILING DETAILS:	Transition Application for:
CROSSHAIR EXPLORATION & MINING CORP.

Filed Date and Time:	June 1, 2004 09:09 AM Pacitif Time

Transition Date and	Transitioned on June 1, 2004 09:09 AM Pacific Time
Time:

Transition Application

This confirms there has been filed with the registrar all records necessary to ensure that the information in the corporate registry respecting the directors of the company is, immediately before the transition application is submitted to the registrar for filing, correct.

Incorporation Number:	Name of Company:
BC0070974	CROSSHAIR EXPLORATION & MINING CORP.

NOTICE OF ARTICLES

Name of Company:

CROSSHAIR EXPLORATION & MINING CORP.

BC0070974 Page: 1 of 3

DIRECTOR INFORMATION

Last Name, First Name Middle Name:

WEICKER, ROBERT (BOB) F. (name corrected, formerly WEICKER, BOB)

Mailing Address: 3000 WALTON AVENUE COQUITLAM BC V3B 6V6	Delivery Address: 3000 WALTON AVENUE COQUITLAM BC V3B 6V6

Last Name, First Name Middle Name:

LEE, DAVID YING TAT

Mailing Address: 4018 WEST 38TH AVENUE VANCOUVER BC V6N 2Y9	Delivery Address: 4018 WEST 38TH AVENUE VANCOUVER BC V6N 2Y9

Last Name, First Name Middle Name:

MORABITO, MARK J. (name corrected, formerly MORABITO, MARK J.)

Mailing Address: 580 ST. ANDREW’S PLACE WEST VANCOUVER BC V7S 1V8	Delivery Address: 580 ST. ANDREW’S PLACE WEST VANCOUVER BC V7S 1V8

Last Name, First Name Middle Name:

SUJIR, JAY

Mailing Address: 1600 – 609 GRANVILLE STREET VANCOUVER BC V7Y 1C3	Delivery Address: 1600 – 609 GRANVILLE STREET VANCOUVER BC V7Y 1C3

Last Name, First Name Middle Name:

WALLIS, STEWART

Mailing Address: 1419 – 133A STREET SURREY BC V4A 6A2	Delivery Address: 1419 – 133A STREET SURREY BC V4A 6A2

BC0070974 Page: 2 of 3

PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company

AUTHORIZED SHARE STRUCTURE

1. 100,000,000	Common Shares	Without Par Value

Without Special Rights or Restrictions attached

BC0070974 Page: 3 of 3

British Columbia	Ministry of Finance Corporate and Personal Property Registries www.corporateonline.gov.bc.ca	Mailing Address: PO BOX 9431 Stn Prov Govt Victoria BC V8W 9V3	Location: 2nd Floor – 940 Blanshard St. Victoria BC 250 356-8626
Notice of Articles			CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies
BUSINESS CORPORATIONS ACT			J S Powell June 1, 2004

This Notice of Articles was issued by the Registrar on: June 1, 2004 09:09 AM Pacific Time

Incorporation Number:	BC0070974

Recognition Date:	Inforporated on September 2, 1966

NOTICE OF ARTICLES

Name of Company:

CROSSHAIR EXPLORATION & MINING CORP.

REGISTERED OFFICE INFORMATION

Mailing Address: 1500 ROYAL CENTRE 1055 WEST GEORGIA STREET PO BOX 11117 VANCOUVER BC V6E 4N7	Delivery Address: 1500 ROYAL CENTRE 1055 WEST GEORGIA STREET PO BOX 11117 VANCOUVER BC V6E 4N7

RECORDS OFFICE INFORMATION

Mailing Address: 1500 ROYAL CENTRE 1055 WEST GEORGIA STREET PO BOX 11117 VANCOUVER BC V6E 4N7	Delivery Address: 1500 ROYAL CENTRE 1055 WEST GEORGIA STREET PO BOX 11117 VANCOUVER BC V6E 4N7

DIRECTOR INFORMATION

BC0070974 Page: 1 of 3

REGISTERED OFFICE INFORMATION

Mailing Address: 1500 ROYAL CENTRE 1055 WEST GEORGIA STREET PO BOX 11117 VANCOUVER BC V6E 4N7	Delivery Address: 1500 ROYAL CENTRE 1055 WEST GEORGIA STREET PO BOX 11117 VANCOUVER BC V6E 4N7

RECORDS OFFICE INFORMATION

Mailing Address: 1500 ROYAL CENTRE 1055 WEST GEORGIA STREET PO BOX 11117 VANCOUVER BC V6E 4N7	Delivery Address: 1500 ROYAL CENTRE 1055 WEST GEORGIA STREET PO BOX 11117 VANCOUVER BC V6E 4N7

DIRECTOR INFORMATION

Last Name, First Name Middle Name:

WEICKER, ROBERT (BOB) F. (name corrected, formerly WEICKER, BOB)

Mailing Address: 3000 WALTON AVENUE COQUITLAM BC V3B 6V6	Delivery Address: 3000 WALTON AVENUE COQUITLAM BC V3B 6V6

Last Name, First Name Middle Name:

LEE, DAVID YING TAT

Mailing Address: 4018 WEST 38TH AVENUE VANCOUVER BC V6N 2Y9	Delivery Address: 4018 WEST 38TH AVENUE VANCOUVER BC V6N 2Y9

Last Name, First Name Middle Name:

MORABITO, MARK J. (name corrected, formerly MORABITO, MARK J.)

Mailing Address: 580 ST. ANDREW’S PLACE WEST VANCOUVER BC V7S 1V8	Delivery Address: 580 ST. ANDREW’S PLACE WEST VANCOUVER BC V7S 1V8

BC0070974 Page: 2 of 3

DIRECTOR INFORMATION

Last Name, First Name Middle Name:

SUJIR, JAY

Mailing Address: 1600 – 609 GRANVILLE STREET VANCOUVER BC V7Y 1C3	Delivery Address: 1600 – 609 GRANVILLE STREET VANCOUVER BC V7Y 1C3

Last Name, First Name Middle Name:

WALLIS, STEWART

Mailing Address: 1419 – 133A STREET SURREY BC V4A 6A2	Delivery Address: 1419 – 133A STREET SURREY BC V4A 6A2

PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company.

AUTHORIZED SHARE STRUCTURE

1. 100,000,000	common Shares	Without Par Value

Without Special Rights or Restrictions attached

BC0070974 Page: 3 of 3